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                                                                  EXECUTION COPY


                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment) dated as of April 23, 2003, by and among PREIT ASSOCIATES, L.P. (the "Borrower"), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST (the "Parent"), each of the Guarantors party hereto, each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the "Agent").

         WHEREAS, the Borrower, the Parent, the Lenders and the Agent have entered into that certain Credit Agreement dated as of December 28, 2000 (as amended and in effect immediately prior to the date hereof, the "Credit Agreement"); and

         WHEREAS, the Borrower, the Parent, the Lenders party hereto and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

         (a) The Credit Agreement is amended by adding to Annex I to the Credit Agreement the following definitions in their appropriate alphabetical location:

                  "Multi-Family Disposition" means the disposition by the Borrower of multi-family Properties contemplated by that certain Purchase and Sale Agreement dated as of March 3, 2003 by and between the Borrower and MPM Acquisition Corp.

                  "Rouse Acquisition" means the acquisition by the Parent, indirectly through Subsidiaries, from affiliates of The Rouse Company, of the Rouse Properties pursuant to the applicable Agreements of Purchase and Sale dated as of March 7, 2003 by and among certain Subsidiaries of the Parent, as buyers, and certain affiliates of The Rouse Company, as sellers.



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                  "Rouse Properties" means each of the retail Properties
         commonly known as Cherry Hill Mall in Camden County, New Jersey, Moorestown Mall in Burlington County, New Jersey, Plymouth Meeting Mall in Montgomery County, Pennsylvania, The Gallery I in Philadelphia, Pennsylvania, Exton Mall (including the Kmart property) in Chester County, Pennsylvania and Echelon Mall in Camden County, New Jersey.

         (b) The Credit Agreement is amended by deleting the table appearing in the definition of the term "Applicable Margin" set forth in Annex I to the Credit Agreement and substituting in its place the following:

--------------------------------------------------------------------------------
                  Ratio of Total Liabilities to
   Level               Gross Asset Value                 Applicable Margin
--------------------------------------------------------------------------------
     1      Less than or equal to 0.40 to 1.00                  1.30%
--------------------------------------------------------------------------------
     2      Greater than 0.40 to 1.00 but less than             1.50%
               or equal to 0.50 to 1.00
--------------------------------------------------------------------------------
     3      Greater than 0.50 to 1.00 but less than             1.65%
               or equal to 0.60 to 1.00
--------------------------------------------------------------------------------
     4      Greater than 0.60 to 1.00 but less than             1.80%
               or equal to 0.65 to 1.00
--------------------------------------------------------------------------------
     5      Greater than 0.65 to 1.00                           1.90%
--------------------------------------------------------------------------------

         (c) The Credit Agreement is amended by adding to the end of definition of the term "Applicable Margin" set forth in Annex I to the Credit Agreement the following sentence:

         In addition to the foregoing, the Applicable Margin for Revolving Loans and Term Loans shall be determined by the Agent based on the ratio of Total Liabilities to Gross Asset Value immediately after the following (and after giving effect thereto including the incurrence or repayment of any Indebtedness in connection therewith): (x) the acquisition of each Rouse Property and (y) the disposition of each Property in the Multi-Family Disposition, in each case as such ratio is set forth in a Pricing Certificate which the Borrower shall deliver to the Agent within 1 Business Day of the occurrence of any such event.

         (d) The Credit Agreement is amended by adding the following to the end of the definition of the term "Total Liabilities" set forth in Annex I to the Credit Agreement:

         For purposes of determining the Total Liabilities of the Parent and the Subsidiaries, the amount of any Indebtedness assumed by the Parent or any Subsidiary at the time of an acquisition which the Parent is required under GAAP to reflect at fair value on a balance sheet, shall be equal to outstanding principal balance of such Indebtedness and not the fair value of such Indebtedness as would be reflected on the Parent's balance sheet.

         (e) The Credit Agreement is amended by deleting subsections (b) and (i) of Section 10.1. in their entirety and substituting in their respective places the following:

                  (b) Ratio of Total Liabilities to Gross Asset Value. The Parent shall not permit the ratio of (i) Total Liabilities of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Gross Asset Value of the Parent and its Subsidiaries determined on a consolidated basis, to exceed 0.70 to 1 at any time.


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                  (i) Floating Rate Indebtedness. The Parent and the Borrower
         will not, and will not permit any of their respective Subsidiaries to, incur, assume or suffer to exist at any time Floating Rate Indebtedness in an aggregate outstanding principal amount in excess of $400,000,000.

         Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

         (a) A counterpart of this Amendment duly executed by the Borrower, each of the Guarantors and each of the Lenders;

         (b) Evidence that the modification fee referenced in Section 7 of this Amendment has been paid;

         (c) Evidence that all fees, costs and expenses of the Agent, including without limitation the fees of Agent's counsel, incurred in connection with the negotiation, documentation and closing of this Amendment and related documents and agreements have been paid; and

         (d) Such other documents, instruments and agreements as the Agent may reasonably request.

         Section 3. Representations. The Parent and the Borrower each represents and warrants to the Agent and the Lenders that:

         (a) Authorization. The Parent and the Borrower each has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Parent (on behalf of itself and as general partner of the Borrower) and each of this Amendment, and the Credit Agreement as amended by this Amendment, is a legal, valid and binding obligation of each of the Parent and the Borrower enforceable against each such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally.

         (b) Compliance with Laws, etc. The execution and delivery of this Amendment, and the performance of this Amendment, and the Credit Agreement as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental
Laws) relating to any Loan Party or any other Subsidiary; (ii) result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Agent for the benefit of the Lenders.


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         (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

         Section 4. Reaffirmation of Representations. The Parent and the Borrower each hereby repeats and reaffirms all representations and warranties made by such Person to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

         Section 5. Reaffirmation of Guaranty by Guarantors. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Guarantor thereunder.

         Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

         Section 7. Modification Fee. In consideration of the Lenders amending of the Credit Agreement as provided herein, the Borrower agrees to pay to the Agent for the account of each Lender a modification fee in an amount equal to 0.15% of such Lender's Revolving Commitment.

         Section 8. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

         Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.


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         Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

         Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

                            [Signatures on Next Page]


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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Credit Agreement to be executed as of the date first above written.


                         BORROWER

                         PREIT ASSOCIATES, L.P.

                         By:  Pennsylvania Real Estate Investment Trust,
                               its general partner

                              By:   /s/  Jonathan B. Weller
                                  --------------------------------------------
                                   Name:  Jonathan B. Weller
                                   Title: President & Chief Operating Officer


                         PARENT

                         PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                         By:   /s/  Jonathan B. Weller
                             -------------------------------------------------
                              Name:  Jonathan B. Weller
                              Title: President & Chief Operating Officer


















                       [Signatures Continued on Next Page]


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             [Signature Page to Second Amendment to Credit Agreement
                          with PREIT Associates, L.P.]

              GUARANTORS

              PR CHRISTIANA LLC
                   By:  PREIT Associates, L.P., sole member
              PR NORTH DARTMOUTH LLC
                   By: PREIT Associates, L.P., sole member
              PR 8000 NATIONAL HIGHWAY, L.P.
                   By:  PR 8000 National Highway LLC, sole general partner
                        By: PREIT Associates, L.P., sole member
              ROOSEVELT II ASSOCIATES, L.P.
                   By:  PR Northeast LLC, sole general partner
                        By: PREIT Associates, L.P., sole member
              PR FESTIVAL LIMITED PARTNERSHIP
                   By:  PR Festival LLC, sole general partner
                        By: PREIT Associates, L.P., sole member
              PR 8000 AIRPORT HIGHWAY, L.P.
                   By:  PR 8000 Airport Highway LLC, sole general partner
                        By: PREIT Associates, L.P., sole member
              PR INTERSTATE CONTAINER LLC
                   By: PREIT Associates, L.P., sole member
              PR NORTHEAST LIMITED PARTNERSHIP
                   By:  PR Northeast LLC, sole general partner
                        By: PREIT Associates, L.P., sole member
              PR WARRINGTON LIMITED PARTNERSHIP
                   By:  PR Warrington LLC, sole general partner
                        By: PREIT Associates, L.P., sole member
              PR FLORENCE LLC
                   By:  PREIT Associates, L.P., sole member


                             By:  Pennsylvania Real Estate Investment
                                    Trust, sole general partner

                                        By:   /s/  Jonathan B. Weller
                                            --------------------------------
                                             Name:  Jonathan B. Weller
                                             Title: President & Chief Operating
                                                       Officer


                       [Signatures Continued on Next Page]



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             [Signature Page to Second Amendment to Credit Agreement
                          with PREIT Associates, L.P.]

            PR TITUS LIMITED PARTNERSHIP
                 By:  PR Titus LLC, sole member
                      By: PREIT Associates, L.P., sole member
            PRGL PAXTON LIMITED PARTNERSHIP
                 By:  PR Paxton LLC, sole general partner
                      By: PREIT Associates, L.P., sole member

                           By:  Pennsylvania Real Estate Investment Trust, sole
                                  general partner

                                      By:   /s/  Jonathan B. Weller
                                          --------------------------------
                                           Name:  Jonathan B. Weller
                                           Title: President & Chief Operating
                                                     Officer


            PREIT-RUBIN, INC.

            By: /s/  David Bryant
                --------------------------------
                Name:  David Bryant
                Title:  Senior Vice President


            JACKSONVILLE ASSOCIATES
                 By:  PR South Blanding LLC, general partner
                      By: PREIT Associates, L.P., sole member
                           By:  Pennsylvania Real Estate Investment Trust, sole
                                  general partner

                                      By:   /s/  Jonathan B. Weller
                                          --------------------------------
                                           Name:  Jonathan B. Weller
                                           Title: President & Chief Operating
                                                     Officer

                 By: PREIT Associates, L.P., general partner
                       By:  Pennsylvania Real Estate Investment Trust,
                              sole general partner

                                      By:   /s/  Jonathan B. Weller
                                          --------------------------------
                                           Name:  Jonathan B. Weller
                                           Title: President & Chief Operating
                                                     Officer


                       [Signatures Continued on Next Page]


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             [Signature Page to Second Amendment to Credit Agreement
                          with PREIT Associates, L.P.]


                       AGENT AND THE LENDERS

                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                         individually and as Agent

                       By:  /s/ Charles Cooke
                            -------------------------------
                            Name:  Charles Cooke
                            Title: Vice President


                       U.S. BANK NATIONAL ASSOCIATION

                       By: /s/ Renee Lewis
                           --------------------------------
                           Name:  Renee Lewis
                           Title: Assistant Vice President


                       MANUFACTURERS & TRADERS TRUST COMPANY

                       By:  /s/ Todd A. Detwiler
                            -------------------------------
                          Name:  Todd A. Detwiler
                                ---------------------------
                          Title: Assistant Vice President
                                 --------------------------


                       FLEET NATIONAL BANK

                       By:  /s/ Matthew A. Anzideo
                            -------------------------------
                          Name: Matthew A. Anzideo
                                ---------------------------
                          Title: Vice President
                                 --------------------------


                       FIRSTRUST BANK

                       By:  /s/ Bruce A. Gillespie
                            -------------------------------
                          Name: Bruce A. Gillespie
                                ---------------------------
                          Title: Vice President
                                 --------------------------




                       [Signatures Continued on Next Page]


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             [Signature Page to Second Amendment to Credit Agreement
                          with PREIT Associates, L.P.]


                           SOVEREIGN BANK

                           By: /s/ William J. Crowley
                               --------------------------------
                               Name: William J. Crowley
                                     --------------------------
                               Title: Senior Vice President
                                      -------------------------


                           WILMINGTON TRUST COMPANY

                           By: /s/ Greg A. Hortin
                               --------------------------------
                               Name: Greg A. Hortin
                                     --------------------------
                               Title: Vice President
                                      -------------------------


                           COMMERCEBANK, N.A.

                           By: /s/ Fred M. McConnell
                               --------------------------------
                               Name: Fred M. McConnell
                                     --------------------------
                               Title: Senior Vice President
                                      -------------------------